UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2006

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York	000-18546	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

On December 19, 2006, the Board of Directors of Bridge Bancorp, Inc. declared a dividend for the fourth quarter of 2006 of $0.23 per share, with a record date of January 2, 2007, payable to stockholders on January 16, 2007.

Attached as an exhibit is the Company's press release dated December 19, 2006 announcing the Board of Directors’ actions.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release titled, “BRIDGE BANCORP, INC. ANNOUNCES FOURTH QUARTER 2006 DIVIDEND,” dated December 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

By: /s/ Janet T. Verneuille
Janet T. Verneuille
Chief Financial Officer

Dated: December 19, 2006

EXHIBIT INDEX

99.1 Press release titled, “BRIDGE BANCORP, INC. ANNOUNCES FOURTH QUARTER 2006 DIVIDEND,” dated December 19, 2006.